EXHIBIT 1.1

                   DEUTSCHE TELEKOM INTERNATIONAL FINANCE B.V.
                               DEUTSCHE TELEKOM AG

                                 Debt Securities

                               -------------------

                         Form of Underwriting Agreement

                                                                          [Date]
To the Representatives of the
  several Underwriters named in the respective
  Pricing Agreements hereinafter described.

Ladies and Gentlemen:

         From time to time Deutsche Telekom International Finance B.V., a private company with limited liability incorporated under the laws of The Netherlands, with its corporate seat at Amsterdam, The Netherlands (the "Company"), and Deutsche Telekom AG, a private law stock corporation organized under the laws of the Federal Republic of Germany ("Telekom" or the "Guarantor") propose to enter into one or more Pricing Agreements (each a "Pricing Agreement") in the form of Annex 1 hereto, with such additions and deletions as the parties thereto may determine, and, subject to the terms and conditions stated herein and therein to issue and sell to the firms named in Schedule 1 to the applicable Pricing Agreement (such firms constituting the "Underwriters" with respect to such Pricing Agreement and the securities specified therein) certain of their debt securities (the "Securities") specified in Schedule II to such Pricing Agreement (with respect to such Pricing Agreement, the "Designated Securities").

         The terms and rights of any particular issuance of Designated Securities shall be as specified in the Pricing Agreement relating thereto and in or pursuant to either the indenture among the Company, the Guarantor and Citibank, N.A., as Trustee (the "Finance Indenture") or the indenture between Telekom and Citibank, N.A., as Trustee (the "Telekom Indenture" and together with the Finance Indenture, the "Indentures"). Pursuant to the Finance Indenture, the Guarantor will guarantee the payment of all amounts owing by the Company with respect to the Securities and a guarantee of the Guarantor ("Guarantee") will be endorsed on each Security issued by the Company.

         1. Particular sales of Designated Securities may be made from time to time to the Underwriters of such Securities, for whom the firms designated as representatives of the Underwriters of such Securities in the Pricing Agreement relating thereto will act as representatives (the "Representatives"). The term "Representatives" also refers to a single firm acting as sole representative of the Underwriters and to an Underwriter or Underwriters who act without any firm being designated as its or their representatives. This Underwriting Agreement shall not be construed as an obligation of the Company or Telekom to sell any of the Securities or as an obligation of any of the Underwriters to purchase the Securities. The obligation of the Company or Telekom to issue and sell any of the Securities and the obligation of any of the Underwriters to purchase any of the Securities shall be evidenced by the Pricing Agreement with respect to the Designated Securities specified therein. Each Pricing Agreement shall specify the issuer of such Designated Securities, the aggregate principal amount of such Designated Securities, the purchase price to the Underwriters of such Designated Securities, the names of the Underwriters of such Designated Securities, the names of the Representatives of such Underwriters and the principal amount of such Designated Securities to be purchased by each Underwriter and shall set forth the date, time and manner of delivery of such Designated Securities and payment therfor. The Pricing Agreement shall also specify (to the extent not set forth in the Indenture and the registration statement and prospectus with respect thereto) the terms of such Designated Securities. A Pricing Agreement shall be in the form of an executed writing (which may be in counterparts), and may be evidenced by an exchange of telegraphic communications or any other rapid transmission device designed to produce a written record of communications transmitted. The obligations of the Underwriters under this Agreement and each Pricing Agreement shall be several and not joint.

         2. Each of the Company and the Guarantor jointly and severally represents and warrants to, and agrees with, each of the Underwriters that:

                  (a) A registration statement on Form F-3 (File No. 333-___) (the "Initial Registration Statement") in respect of the Securities has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendment thereto, each in the form heretofore delivered or to be delivered to the Representatives and, excluding exhibits to the Initial Registration Statement, but including all documents incorporated by reference in the prospectus contained therein, to the Representatives for each of the other Underwriters, have been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b) Registration Statement"), filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement of document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424(b) of the rules and regulations of the Commission under the Act, each in the form heretofore delivered to the Representatives);and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act, is hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and the documents incorporated by reference in the prospectus contained in the Initial Registration Statement at the time such part of the Initial Registration Statement became effective but excluding Form T-1, each as amended at the time such part of the Initial Registration Statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, are hereinafter collectively called the "Registration Statement"; the prospectus relating to the Securities, in the form in which it has most recently been filed, or transmitted for filing, with the Commission on or prior to the date of this Agreement, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Guarantor filed pursuant to Sections 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the applicable Designated Securities in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 5(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                  (b) The documents incorporated by reference in the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                  (c) The Registration Statement and the Prospectus conform, and any further amendments or supplements to the Registration Statement of the Prospectus will conform, in all material respects to the requirements of the Act and the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act") and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company or the Guarantor by an Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities;

                  (d) Since the date of the latest [audited] [unaudited] financial statements included or incorporated by reference in the Prospectus, neither the Guarantor nor any of its subsidiaries has sustained any loss or interference with its business, as currently conducted and described in the Prospectus (the "Business"), which loss or interference is material to the Guarantor and its subsidiaries taken as a whole, from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Prospectus; since the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any change in the share capital of the Guarantor or consolidated long term debt of the Guarantor and its subsidiaries or any material adverse change or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole otherwise than as set forth in the Prospectus;

                  (e) The Guarantor is a stock corporation (Aktiengesellschaft) duly incorporated and validly existing under the laws of the Federal Republic of Germany; the Company is a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) duly incorporated and validly existing under the laws of The Netherlands; each of the Company and the Guarantor has the power and authority to own, lease and operate its properties and to conduct its Business; each of the Company and the Guarantor has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns, leases or operates properties or conducts business so as to require such qualification or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; each subsidiary of the Guarantor other than the Company (each a "Subsidiary", together the "Subsidiaries") and Matav Magyar Tavkozlesi Rt. (MATAV) (the "Material Joint Venture Entity") is a corporation duly incorporated and validly existing under the laws of its jurisdiction of incorporation; each such Subsidiary and the Material Joint Venture Entity has the power and authority to own, lease and operate its properties and to conducts its Business;

                  (f) Each of the Company and the Guarantor has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of each of the Company and the Guarantor have been duly and validly authorized and issued and are fully paid; and there are no restrictions on subsequent transfers of the Securities under the laws of, in the case of the Company, The Netherlands, in the case of the Guarantor, the Federal Republic of Germany and, in both cases, of the United States;

                  (g) The Securities have been duly authorized by the Company and Telekom, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, such Designated Securities will have been duly executed, authenticated, issued and delivered and will constitute valid and legally binding obligations of the Company or Telekom, as the case may be, entitled to the benefits, provided by the Finance Indenture or the Telekom Indenture, as the case may be, which will be substantially in the forms filed as exhibits to the Registration Statement; the Guarantees have been duly authorized by the Guarantor, and, when Designated Securities are issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities, the Guarantees will have been duly endorsed thereon and will constitute valid and legally binding obligations of the Guarantor with respect to such Designated Securities, enforceable in accordance with their terms; the Indentures have been duly authorized by the Company and the Guarantor and duly qualified under the Trust Indenture Act and, at the Time of Delivery for such Designated Securities (as defined in Section 4 hereof), the Indentures will constitute valid and legally binding instruments of the Company and the Guarantor, enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the Indentures conform, and the Designated Securities and the Guarantees will conform, to the respective descriptions thereof contained in the Prospectus as amended or supplemented with respect to such Designated Securities;

                  (h) The issue and sale of the Securities and the compliance by the Company and the Guarantor with all of the provisions of the Securities, the Guarantee, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated:

                          (i) will not conflict with, or result in a violation
                  of the provisions of, or constitute a default under, any agreement or instrument to which the Company, the Guarantor, any of the Subsidiaries or the Material Joint Venture Entity is a party or by which any of them is bound or to which any of their assets is subject, or any license, permit or authorization held by or issued to the Company, the Guarantor, any of the Subsidiaries or the Material Joint Venture Entity which conflict, violation or default would have a material adverse effect on the business or financial condition of the Guarantor and its subsidiaries, taken as a whole, or would impair the ability of the Company or the Guarantor to consummate, or would otherwise materially adversely effect, the transactions contemplated hereby;

                          (ii) will not result in any violation of the Articles
                  of Association or other governing documents of the Company, the Guarantor, any of the Subsidiaries or the Material Joint Venture Entity or any provision of law, judgment or decree of any Governmental Authority (as defined below) which violation would have a material adverse effect on the sale of the Securities, the performance of the Guarantee or the business or financial condition of the Guarantor and its subsidiaries, taken as a whole, or would impair the ability of the Company or the Guarantor to consummate, or would otherwise materially adversely affect, the transactions contemplated hereby;

                          (iii) do not require any consent, authorization,
                  order, registration or qualification (each a "Governmental Authorization") of or with any court or governmental, regulatory or stock exchange authority having jurisdiction over the Company, the Guarantor, any Subsidiary, the Material Joint Venture Entity or any of their respective assets, or over the offer and sale of the Securities (each a "Governmental Authority"), except (a) the registration of the Securities under the securities or similar laws, in [specify jurisdictions], and (b) such Governmental Authorizations that have been duly obtained and which are in full force and effect and copies of which have been furnished to the Underwriters;

                  (i) None of the Company, the Guarantor, any of the Subsidiaries or the Material Joint Venture Entity is in violation of its Articles of Association or other governing documents or in default in the performance or observance of any obligation contained in any agreement or instrument to which it is a party or by which it or any of its assets may be bound which violation would have a material adverse effect on the business or financial condition of the Guarantor and its subsidiaries, taken as a whole, or would impair the ability of the Company or the Guarantor to consummate, or would otherwise materially adversely affect, the transactions contemplated hereby;

                  (j) The statements set forth in the Prospectus under the captions ["Description of Debt Securities and Guarantees We May Offer"] and ["Description of [Notes] [Bonds] [Debentures]"], insofar as they purport to constitute a summary of the terms of the Securities, the Guarantee, and the Designated Securities and under the captions ["Tax Considerations"], ["Plan of Distribution"] and ["Underwriting"], insofar as they purport to describe the provisions of the laws and documents referred to therein, are accurate and complete in all material respects;

                  (k) Other than as set forth in the Prospectus, there are no, and during the period from January 1, 2002 to the date hereof there have not been any, legal or governmental proceedings pending to which the Company, the Guarantor, any Subsidiary or the Material Joint Venture Entity is a party or of which any asset of the Company, the Guarantor, any Subsidiary or the Material Joint Venture Entity is the subject which, if determined adversely to the Company, the Guarantor, such Subsidiary or the Material Joint Venture Entity, would individually or in the aggregate have a material adverse effect on the Business, the current consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole; and, to the best of the Guarantor's knowledge, no such proceedings are threatened or contemplated by any Governmental Authority or threatened by others;

                  (l) Neither the Company nor the Guarantor is and, after giving effect to the offering and sale of the Securities, will be an "investment company", as such term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act");

                  (m) No Governmental Authorization of or with any Governmental Authority is required to effect payments of principal, premium, if any, and interest on the Securities;

                  (n) All interest on the Securities may under the current law and regulations applicable in The Netherlands and the Federal Republic of Germany be paid in [specify currency] which may be converted into foreign currency that may be freely transferred out of The Netherlands and the Federal Republic of Germany; except as described in the Prospectus, such interest will not be subject to withholding or other taxes under the laws applicable in The Netherlands and the Federal Republic of Germany and is otherwise free of any other tax, withholding or deduction in The Netherlands and the Federal Republic of Germany and without the necessity of obtaining any Governmental Authorization (as defined below) in The Netherlands or the Federal Republic of Germany;

                  (o) No stamp or other issuance or transfer taxes or duties and no capital gains, income, withholding are payable by or on behalf of the Underwriters to The Netherlands or the Federal Republic of Germany or any political subdivision or taxing authority thereof or therein in connection with (A) the issuance, sale and delivery by the Company to or for the respective accounts of the Underwriters of the Securities or
         (B) the sale and delivery outside The Netherlands and the Federal Republic of Germany by the Underwriters of the Securities to the initial purchasers thereof;

                  (p) The Company, the Guarantor, each Subsidiary and the Material Joint Venture Entity have all licenses, franchises, permits, authorizations, approvals and orders and other concessions, including those of and from all Governmental Authorities, that are necessary to own or lease their properties and conduct their respective Businesses and that are material to the Guarantor and its subsidiaries taken as a whole;

                  (q) Other than as set forth in the Prospectus, no labor dispute, strike or other collective bargaining measure currently exists or is currently threatened by any employees of the Company, the Guarantor, any Subsidiary or any Material Joint Venture Entity, or any representative of such employees, which, if resolved to the detriment of the Company, the Guarantor, any Subsidiary or the Material Joint Venture Entity, carried out or implemented, would have a materially adverse effect on the Business, the then current consolidated financial position or shareholders' equity or the results of operation of the Guarantor and its subsidiaries taken as a whole;

                  (r) None of the Company, the Guarantor or any Subsidiary has taken, directly or indirectly, any action which was designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Security;

                  (s) The consolidated financial statements included in the Prospectus present fairly the financial position and results of operations of the Guarantor and its subsidiaries on a consolidated basis as at the respective dates or for the respective periods to which they apply and such financial statements have been prepared in accordance with generally accepted accounting principles in the Federal Republic of Germany ("German GAAP") [or international financial reporting standards ("IFRS")] applied on a consistent basis throughout the respective periods involved, except as stated in the Prospectus; the discussion of material differences between German GAAP [and IFRS, respectively] and the accounting principles, practices and methods, generally accepted in the United States ("U.S. GAAP") and the reconciliation of the consolidated financial statements to U.S. GAAP, as set forth in the Prospectus, comply in all material respects with the requirements of Form F-3 and the rules and regulations of the Securities and Exchange Commission relating thereto and present fairly the material variations between German GAAP [and IFRS, respectively] and U.S. GAAP required to be so presented; and

                  (t) PwC Deutsche Revision Aktiengesellschaft
         Wirtschaftsprufungsgesellschaft Ernst & Young Deutsche Allgemeine Treuhand AG, who have certified certain financial statements of the Guarantor and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

         3. Upon this execution of the Pricing Agreement applicable to any Designated Securities and authorization by the Representatives of the release of such Designated Securities, the several Underwriters propose to offer such Designated Securities for sale upon the terms and conditions set forth in the Prospectus as amended or supplemented.

         4. Designated Securities to be purchased by each Underwriter pursuant to the Pricing Agreement relating thereto, in the form specified in such Pricing Agreement, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours' prior notice to the Company, shall be delivered by or on behalf of the Company to the Representatives for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified by the Company to [ ] at least forty-eight hours in advance, all in the manner and at the place and time and date specified in such Pricing Agreement or at such other place and time and date as the Representatives and the Company may agree upon in writing, such time and date being herein called the "Time of Delivery" for such Securities.

         5. Each of the Company and the Guarantor jointly and severally agree with each of the several Underwriters of any Designated Securities:

                  (a) To prepare the Prospectus as amended or supplemented in relation to the applicable Designated Securities in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of the Pricing Agreement relating to the applicable Designated Securities or, if applicable, such earlier time as may be required by Rule 424(b); to make no further or any supplement to the Registration Statement or Prospectus as amended or supplemented after the date of the Pricing Agreement relating to such Designated Securities and prior to the Time of Delivery for such Designated Securities which shall be reasonably disapproved by the Representatives for such Securities promptly after reasonable notice thereof; to advise the Representatives promptly of any such amendment or supplement after such Time of Delivery and furnish the Representatives with copies thereof; to file promptly all reports required to be filed by the Guarantor with the Commission pursuant to Section 13(a), 13(c) or 15(d) of the Exchange Act for so long as the delivery of a prospectus is required in connection with the offering or sale of such Securities, and during such same period to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment to the Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed with the Commission, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any prospectus relating to the Securities, of the suspension of the qualification of such Securities for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any such stop order or of any such order preventing or suspending the use of any prospectus relating to the Securities or suspending any such qualification, to promptly us its best efforts to obtain the withdrawal of such order;

                  (b) Promptly from time to time to take such action as the Representatives may reasonably request to qualify such Securities for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Securities, provided that in connection therewith the Company and the Guarantor shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                  (c) Prior to 12:00 noon, New York City time, on the New York Business Day next succeeding the date of the Pricing Agreement for such Designated Securities and from time to time, to furnish the Underwriters with copies of the Prospectus in New York City as amended or supplemented in such quantities as the Representatives may reasonably request, and, if the delivery of a prospectus is required at any time in connection with the offering or sale of such Designated Securities and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act, the Exchange Act or the Trust Indenture Act, to notify the Representatives and upon their request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To make generally available to its security holders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earnings statement of the Guarantor and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                  (e) During the period beginning from the date of the Pricing Agreement for such Designated Securities and continuing to and including the later of (i) the termination of trading restrictions for such Designated Securities, as notified to the Company and the Guarantor by the Representatives, and (ii) the Time of Delivery for such Designated Securities, not to offer, sell, contract to sell or otherwise dispose of any debt securities of the Company or the Guarantor which mature more than one year after such Time of Delivery and which are substantially similar to such Designated Securities and are offered primarily in the same market as such Designated Securities are primarily offered, without the prior written consent of the Representatives, not to be unreasonably withheld; and

                  (f) If the Company and the Guarantor elect to rely upon Rule 462(b), the Company and the Guarantor shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, and the Company and the Guarantor shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

         6. Each of the Company and the Guarantor jointly and severally covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the counsel and accountants to the Company and the Guarantor in connection with the registration of the Securities under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and in the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Pricing Agreement, any Indenture, any Blue Sky and Legal Investment Memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Securities; (iii) all expenses in connection with the qualification of the Securities for offering and sale under state securities laws as provided in Section 5(b) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and Legal Investment Surveys;
(iv) any fees charged by securities rating services for rating the Securities;
(v) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Securities; (vi) the cost of preparing the Securities; (vii) the fees and expenses of any Trustee and any agent of any Trustee and the fees and disbursements of counsel for any Trustee in connection with any Indenture and the Securities; (viii) all expenses and taxes arising as a result of the issuance, sale and delivery of the Securities, of the sale and delivery outside of The Netherlands and the Federal Republic of Germany of the Securities by the Underwriters to the initial purchasers thereof in the manner contemplated under the Underwriting Agreement, including, in any such case, any income, capital gains, withholding, transfer or other tax asserted against an Underwriter under the laws of The Netherlands and the Federal Republic of Germany solely by reason of the purchase and sale of the Securities pursuant to the Underwriting Agreement and (ix) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Securities by them and any advertising expenses connected with any offers they may make.

         7. The obligations of the Underwriters of any Designated Securities under the Pricing Agreement relating to such Designated Securities shall be subject, in the discretion of the Representatives, to the condition that all representations and warranties and other statements of the Company and the Guarantor in or incorporated by reference in the Pricing Agreement relating to such Designated Securities are, at and as of the Time of Delivery for such Designated Securities, true and correct, the condition that the Company and the Guarantor shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                  (a) The Prospectus as amended or supplemented in relation to the applicable Designated Securities shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 5(a) hereof; if the Company and the Guarantor have elected to rely upon Rule 462(b), the Rule 462(b) Resignation Statement shall have become effective by 10:00 P.M., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to the Representatives' reasonable satisfaction;

                  (b) U.S. Counsel for the Underwriters shall have furnished to the Representatives such written opinion or opinions (a draft of each such opinion is attached as Annex II(a) hereto), dated the Time of Delivery for such Designated Securities, with respect to the matters covered in paragraphs (i), (ii), (iii), (vi), (x) and (xi) of subsection (f) below as well as such other related matters as the Representatives may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                  (c) If the Pricing Agreement relates to Securities issued by the Company, Dutch Counsel for the Company satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Company is a private company with limited
                  liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated and existing under the laws of The Netherlands, with power and authority to enter into and perform its obligations under the Finance Indenture, this Agreement and the Pricing Agreement relating to the Designated Securities and to issue and perform its obligations under the Designated Securities;

                           (ii) This Agreement and the Pricing Agreement with
                  respect to the Designated Securities have been duly authorized, executed and delivered by the Company and, insofar as Dutch law is concerned, constitute valid and binding obligations of the Company;

                           (iii) The Finance Indenture has been duly authorized,
                  executed and delivered by the Company and, insofar as Dutch law is concerned, constitutes a valid and legally binding instrument of the Company enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                           (iv) The Securities to be issued by the Company have
                  been duly authorized by the Company and the Designated Securities issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities have been duly executed, authenticated, issued and delivered by the Company and, insofar as Dutch law is concerned, constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Finance Indenture;

                           (v) The issue and sale of the Securities and the
                  compliance by the Company with all of the provisions of the Securities, the Finance Indenture, this Agreement and any Pricing Agreement, and the consummation of the transactions herein and therein contemplated:

                                    (A) will not result in any violation of the
                           Articles of Association or other governing documents of the Company or any provision of Dutch law;

                                    (B) do not require any Governmental
                           Authorization of or with any Governmental Authority, except (1) the registration of the Securities under the securities or similar laws, in [specify jurisdictions], and (2) such Governmental Authorizations that have been duly obtained and which are in full force and effect and copies of which have been furnished to the Underwriters;

                           (vi) The statements in the Prospectus under "[insert
                  appropriate section title]" to the extent such statements relate to matters of law or regulation or to the provisions of documents therein described, are true and accurate in all material respects, and nothing has been omitted from such statements which would make the same misleading in any material respect;

                           (vii) Insofar as matters of Dutch law are concerned,
                  the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by and on behalf of the Company, and the Registration Statement has been duly executed pursuant to such authorization by and on behalf of the Company;

                           (viii) No stamp or other issuance or transfer taxes
                  or duties and no capital gains, income, withholding or other taxes are payable by or on behalf of the Underwriters to the Netherlands or to any political subdivision or taxing authority thereof or therein in connection with (A) issuance, sale an delivery by the Company of the Securities to or for the respective accounts of the Underwriters of the Securities or (B) the sale and delivery outside The Netherlands by the Underwriters of the Securities to the initial purchasers thereof in the manner contemplated herein and in the other Underwriting Agreement;

                           (ix) The Company's agreement to the choice of law
                  provisions set forth in Section 14 hereof will be recognized by the courts of the Netherlands; the Company can sue and be sued in its own name under the laws of the Netherlands; the irrevocable submission of the Company to the exclusive jurisdiction of a New York Court, the waiver by the Company of any objection to the venue of a proceeding of a New York Court and the agreement of the Company that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding;

                           (x) The indemnification and contribution provisions
                  set forth in Section 8 hereof do not contravene the public policy or laws of The Netherlands; and

                           (xi) All interest on the Securities may under the
                  current law and regulations applicable in The Netherlands be paid in [specify currency] which may be converted into foreign currency that may be freely transferred out of The Netherlands; except as described in the Prospectus, such interest will not be subject to withholding or other taxes under the laws applicable in The Netherlands and is otherwise free of any other tax, withholding or deduction in The Netherlands and without the necessity of obtaining any Governmental Authorization in The Netherlands.

                  (d) German Counsel for the Guarantor satisfactory to the Representatives shall have furnished to the Representatives their written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Guarantor is a stock corporation
                  (Aktiengesellschaft) validly existing under the laws of the Federal Republic of Germany with corporate power to own its properties and to conduct its Business as described in the Prospectus as amended or supplemented and to issue the Securities and enter into and perform its obligations under the Indentures, the Guarantee, this Agreement and the Pricing Agreement relating to the Designated Securities;

                           (ii) This Agreement and the Pricing Agreement with
                  respect to the Designated Securities have been duly authorized, executed and delivered by the Guarantor;

                           (iii) The [applicable [Finance Indenture] Indenture]
                  has been duly authorized, executed and delivered by the Guarantor;

                           (iv) The [Securities] [Guarantee] have been duly
                  authorized by the Guarantor [and the Guarantee has been duly endorsed on the Designated Securities issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities; the Guarantee has] the Designated Securities issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities have] [the Designated Securities issued and delivered pursuant to this Agreement and the Pricing Agreement with respect to such Designated Securities have] been duly executed, and delivered by the Guarantor;

                           (v) The issue and sale of the Securities and the
                  performance by the Guarantor of its obligations under the Securities, the Guarantee, the Indentures, this Agreement and any Pricing Agreement, do not require any Governmental Authorization of or with any Governmental Authority in Germany, except such Governmental Authorizations that have been duly obtained and which are in full force and effect and copies of which have been furnished to the Underwriters;

                           (vi) The statements in the Prospectus under "[insert
                  appropriate section title]" insofar as such statements purport to summarize certain provisions of law or regulation or provide a fair summary of such provisions of documents therein described;

                           (vii) Insofar as matters of German law are concerned,
                  the Registration Statement and the filing of the Registration Statement with the Commission have been duly authorized by the Guarantor; and the Registration Statement has been duly executed pursuant to such authorization by the Guarantor;

                           (viii) No stamp or other issuance or transfer taxes
                  or duties are payable by or on behalf of the Underwriters to the Federal Republic of Germany or to any political subdivision or taxing authority thereof or therein in connection with (A) issuance, sale and delivery by the Company of the Securities to or for the respective accounts of the Underwriters of the Securities or (B) the sale and delivery outside the Federal Republic of Germany by the Underwriters of the Securities to the initial purchasers thereof in the manner contemplated herein and in the Underwriting Agreement;

                           (ix) The Guarantor's agreement to the choice of law
                  provisions set forth in Section 14 hereof will be recognized by the courts of the Federal Republic of Germany; the Guarantor can sue and be sued in its own name under the laws of the Federal Republic of Germany; the irrevocable submission of the Guarantor to the exclusive jurisdiction of a New York Court, the waiver by the Guarantor of any objection to the venue of a proceeding of a New York Court and the agreement of the Guarantor that this Agreement shall be governed by and construed in accordance with the laws of the State of New York are legal, valid and binding; service of process effected in the manner set forth in Section 14 hereof will be effective, insofar as the law of the Federal Republic of Germany is concerned, to confer valid personal jurisdiction over the Guarantor; and judgment obtained in a New York Court arising out of or in relation to the obligations of the Guarantor under this Agreement would be enforceable against the Guarantor in the courts of the Federal Republic of Germany [subject to certain exceptions];

                           (x) The Guarantor is not entitled to any immunity on
                  the basis of sovereignty or otherwise in respect of its obligations under this Agreement and could not successfully interpose any such immunity as a defense to any suit or action brought or maintained in respect of its obligations under this Agreement; and the waiver by the Guarantor of immunity to jurisdiction (including the waiver of sovereign immunity to which the Guarantor may become entitled subsequent to the date of this Agreement) and immunity to pre-judgment attachment, post-judgment attachment and execution in any suit, action or proceeding against it arising out of or based on this Agreement is a valid and binding obligation of the Guarantor under German law;

                           (xi) The indemnification and contribution provisions
                  set forth in Section 8 hereof do not contravene the public policy or laws of the Federal Republic of Germany;

                           (xii) All interest on the Securities may under the
                  current law and regulations applicable in the Federal Republic of Germany be paid in [specify currency] which may be converted into foreign currency that may by freely transferred out of the Federal Republic of Germany; except as described in the Prospectus, such interest will not be subject to withholding or other taxes under the laws applicable in the Federal Republic of Germany;

                           (xiii) No Governmental Authorization of or with any
                  Governmental Authority is required to effect payments of principal, premium, if any, and interest on the Securities;

                           [If such counsel are not delivering the opinion set
                  forth in Section 7(f)]

                           (xiv) Such counsel have no reason to believe that the
                  documents incorporated by reference in the Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xv) Although they do not assume any responsibility
                  for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Guarantor and the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Guarantor and the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Guarantor and the Company prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

                  (e) The General Counsel of the Guarantor shall have furnished to the Representatives a written opinion, dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                           (i) The Guarantor has an authorized capitalization as
                  set forth in the Prospectus as amended or supplemented, and all of the issued shares of capital stock of the Guarantor have been duly and validly authorized and issued and are fully paid and non-assessable;

                           (ii) Each subsidiary of the Guarantor and the
                  Material Joint Venture Entity is a corporation duly organized and validly existing under the laws of its jurisdiction of incorporation; and each such subsidiary and the Material Joint Venture Entity has the corporate power to own, lease and operate its properties and conduct its Business;

                           (iii) To the best of such counsel's knowledge and
                  other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Guarantor, any of its subsidiaries or the Material Joint Venture Entity is a party or of which any of their properties is the subject which, if determined adversely to the Guarantor or such Subsidiary or the Material Joint Venture Entity, would individually or in the aggregate, have a material adverse effect on the current consolidated financial position, shareholders' equity or results of operations of the Guarantor and its subsidiaries taken as a whole; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by any Governmental Authority or threatened by others;

                           (iv) None of the Guarantor, any of its Material
                  Subsidiaries or the Material Joint Venture Entity is in violation of its Articles of Association or other governing documents or in default in the performance or observance of any material obligation contained in any material agreement or instrument to which it is a party or by which it or any of its assets are subject;

                           (v) The issue and sale of the Securities and the
                  compliance by the Company with all of the provisions of the Securities, the Guarantee, the Indenture, this Agreement and any Pricing Agreement, and the consummation of the transaction herein and therein contemplated:

                                   (A) will not conflict with, or result in a
                          violation of the provisions of, or constitute a default under, any material agreement or instrument to which the Guarantor, any of its Material Subsidiaries or the Material Joint Venture Entity is a party or by which any of them is bound or to which any of their assets is subject, or any material license, permit or authorization held by or issued to the Guarantor, any of its Subsidiaries or the Material Joint Venture Entity; and

                                   (B) will not result in any violation of the
                          Articles of Association or other governing documents of the Guarantor, any of its Material Subsidiaries or the Material Joint Venture Entity or any statute, rule, regulation, judgment or decree of any Governmental Authority having jurisdiction over the Company, any of its Material Subsidiaries or the Material Joint Venture Entity or any of their respective properties.

                           (vi) The Guarantor, each of its subsidiaries and the
                  Material Joint Venture Entity have all licenses, franchises, permits, authorizations, approvals, and orders from all Governmental Authorities, that are necessary to own or lease their properties and conduct their respective Businesses and that are material to the Guarantor and its subsidiaries taken as a whole, except for such licenses, franchises, permits, authorizations, orders and approvals the failure to obtain which will not have a material adverse effect on the financial condition or results of operations of the Company, its subsidiaries and the Material Joint Venture Entity taken as a whole;

                  (f) U.S. Counsel for the Company and the Guarantor satisfactory to the Representatives shall have furnished to the Representatives their written opinion (a draft of such opinion is attached as Annex II(b) hereto), dated the Time of Delivery for such Designated Securities, in form and substance satisfactory to the Representatives, to the effect that:

                          (i) Assuming the Indentures have been duly authorized,
                  executed and delivered by each of the Company and the Guarantor insofar as the laws of The Netherlands and the Federal Republic of Germany are concerned, the Indentures have been duly executed and delivered by the Company (in the case of the Finance Indenture only) and the Guarantor and duly qualified under the Trust Indenture Act and constitutes valid and legally binding obligations of each of the Company (in the case of the Finance Indenture only) and the Guarantor, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                          (ii) Assuming the Designated Securities and the
                  Guarantee have been duly authorized, executed, authenticated, issued and delivered by the Company and the Guarantor, as applicable, insofar as the laws of The Netherlands and the Federal Republic of Germany are concerned, the Designated Securities and the Guarantee have been duly executed, authenticated, issued and delivered by the Company and the Guarantor, as applicable, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles;

                          (iii) Assuming this Agreement and the Pricing
                  Agreement have been duly authorized, executed and delivered by each of the Company and the Guarantor insofar as the laws of The Netherlands and the Federal Republic of Germany are concerned, this Agreement and the Pricing Agreement have been duly executed and delivered by each of the Company and the Guarantor;

                          (iv) The issue and sale of the Designated Securities
                  and the compliance by the each of the Company and the Guarantor, as applicable, with all of the provisions of the Designated Securities, the Guarantee, the Indentures, this Agreement and the Pricing Agreement with respect to the Designated Securities and the consummation of the transactions herein and therein contemplated will not result in any violation of any Governmental Authorization known to such counsel of any Governmental Authority;

                          (v) No Governmental Authorization of or with any such
                  Governmental Authority of the United States or the State of New York is required for the issue and sale of the Designated Securities or the execution and delivery by each of the Company and the Guarantor, as applicable, of the Guarantee, this Agreement or such Pricing Agreement or the Indenture, except such as have been obtained or affected under the Act, the Exchange Act and the Trust Indenture Act and Governmental Authorizations as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Designated Securities by the Underwriters;

                          (vi) The statements set forth in the Prospectus under
                  the captions ["Description of Debt Securities and Guarantees We May Offer"] and ["Description of [Notes] [Bonds] [Debentures]"], insofar as they purport to summarize certain provisions the Indentures, the Securities, the Guarantee, and the Designated Securities provide a fair summary of such provisions;

                          (vii) The statements set forth in the Prospectus under
                  the captions ["Taxation" (as to matters of U.S. tax law)], insofar as they purport to describe certain federal income tax laws of the United States, constitute a fair summary of the principal U.S. federal income tax consequences of an investment in such Designated Securities;

                          (viii) Neither the Company nor the Guarantor is an
                  "investment company" as such term is defined in the Investment Company Act;

                          (ix) Under the laws of the State of New York relating
                  to personal jurisdiction, the Company has, pursuant to Section 14 of this Agreement, validly and irrevocably submitted to the personal jurisdiction of any state or federal court located in the Borough of Manhattan, The City of New York, New York (each a "New York Court") in any action arising out of or relating to this Agreement or the transactions contemplated hereby, has validly and irrevocably waived any objection to the venue of a proceeding in any such court, and has validly and irrevocably appointed the Authorized Agent (as defined herein) as its authorized agent for the purpose described in Section 14 hereof; and service of process effected on such agent in the manner set forth in Section 14 hereof will be effective to confer valid personal jurisdiction over the Company;

                          (x) The documents incorporated by reference in the
                  Prospectus as amended or supplemented (other than the financial statements and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and they have no reason to believe that any of such documents, when they became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                          (xi) The Registration Statement and the Prospectus as
                  amended or supplemented and any further amendments and supplements thereto made by the Company and the Guarantor prior to the Time of Delivery for the Designated Securities (other than the financial statements and related to schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the Trust Indenture Act and the rules and regulations thereunder; although they do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus, except for those referred to in the opinion in subsection (vi) of this Section 7(f), they have no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company and the Guarantor prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company and the Guarantor prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus as amended or supplemented or any further amendment or supplement thereto made by the Company and the Guarantor prior to the Time of Delivery (other than the financial statements and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and they do not know of any amendment to the Registration Statement required to be filed or any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus as amended or supplemented or required to be described in the Registration Statement or the Prospectus as amended or supplemented which are not filed or incorporated by reference or described as required.

                  (g) On the date of the Pricing Agreement for such Designated Securities at a time prior to the execution of the Pricing Agreement with respect to the Designated Securities and at the Time of Delivery for such Designated Securities, the independent accountants of the Guarantor who have certified the consolidated financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Registration Statement shall have furnished to the Representatives a letter, dated the effective date of the Registration Statement or the date of the most recent report filed with the Commission containing financial statements and incorporated by reference in the Registration Statement, if the date of such report is later than such effective date, or at the time of the pricing agreement and a letter dated such Time of Delivery, respectively, to the effect set forth in Annex II hereto, and with respect to such letter dated such Time of Delivery, as to such other matters as the Representatives may reasonably request and in form and substance satisfactory to the Representatives;

                  (h) None of the Company, the Guarantor or any Subsidiary shall have sustained since the date of the latest [audited] [unaudited] financial statements of the Guarantor and its subsidiaries included or incorporated by reference in the Prospectus as amended or supplemented prior to the execution of the Pricing Agreement relating to the Designated Securities any loss or interference with its Business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the execution of the Pricing Agreement relating to the Designated Securities, and (ii) since the respective dates as of which information is given in the Prospectus as amended or supplemented prior to the execution of the Pricing Agreement relating to the Designated Securities there shall not have been any material adverse change or any development involving a prospective material adverse change in the financial position or Business of the Guarantor and its subsidiaries taken as a whole otherwise than as set forth or contemplated in the Prospectus as amended or supplemented prior to the execution of the Pricing Agreement relating to the Designated Securities, the effect of which, in any such case described in clause (i) or (ii), is [in the judgment of the Representatives] [or the Guarantor] so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Designated Securities on the terms and in the manner contemplated in the Prospectus as first amended or supplemented relating to the Designated Securities;

                  [The Representatives shall enter into consultations with the [Company] [Guarantor] by telephone with respect to any determination pursuant to (i) and (ii) above. Such consultation shall take place among one senior representative of each of the Representatives and one senior representative of the [Company] [Guarantor]. The senior representatives of the Representatives will explain the basis for their determination in depth and the senior representative of the [Company] [Guarantor] will relay the views of the [Company] [Guarantor] to the Representatives. If no such consultation takes place within a time period as reasonably determined by the Representatives to be appropriate, despite the best efforts of the Representatives to reach the senior representatives of the [Company] [Guarantor], or if no consensus can be reached during that period, the Representatives may, by way of unanimous resolution with the Representatives and in the name of the Underwriters, effect the termination of the obligations of the Underwriters.]

                  (i) On or after the date of the Pricing Agreement relating to the Designated Securities (i) no downgrading shall have occurred in the rating accorded the debt securities or preferred stock of the Company or the Guarantor by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the debt securities or preferred stock of the Company or the Guarantor;

                  (j) On or after the date of the Pricing Agreement relating to the Designated Securities there shall not have occurred any of the following: (i) a suspension or material limitation in trading in the Guarantor's securities on the New York Stock Exchange, the Frankfurt Stock Exchange or (if the Designated Securities are to be listed on the Luxembourg Stock Exchange), the Luxembourg Stock Exchange; or (ii) the occurrence of any material adverse change in national or international financial, political, industrial or economic conditions which, in each case [in the judgment of the Representatives] [or the Guarantor] would materially and adversely affect the financial markets or the market for the Securities and other debt securities;

                  [The Representatives shall enter into consultations with the [Company] [Guarantor] by telephone with respect to any determination pursuant to (i) and (ii) above. Such consultation shall take place among one senior representative of each of the Representatives and one senior representative of the [Company] [Guarantor]. The senior representatives of the Representatives will explain the basis for their determination in depth and the senior representative of the [Company] [Guarantor] will relay the views of the [Company] [Guarantor] to the Representatives. If no such consultation takes place within a time period as reasonably determined by the Representatives to be appropriate, despite the best efforts of the Representatives to reach the senior representatives of the [Company] [Guarantor], or if no consensus can be reached during that period, the Representatives may, by way of unanimous resolution with the Representatives and in the name of the Underwriters, effect the termination of the obligations of the Underwriters.]

                  (k) The Company and the Guarantor shall each have complied with the provisions of Section 5(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of this Agreement; and

                  (l) The Company and the Guarantor shall each have furnished or caused to be furnished to the Representatives at the Time of Delivery for the Designated Securities a certificate or certificates of officers of the Company or the Guarantor, as the case may be, satisfactory to the Representatives as to the accuracy of the representations and warranties of the Company and the Guarantor herein at and as of such Time of Delivery, as to the performance by the Company and the Guarantor of all of their obligations hereunder to be performed at or prior to such Time of Delivery, as to the matters set forth in subsections (a) and (h) of his Section and as to such other matters as the Representatives may reasonably request.

         8. (a) Each of the Company and the Guarantor will jointly and severally indemnify and hold harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company and the Guarantor shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by any Underwriter of Designated Securities through the Representatives expressly for use in the Prospectus as amended or supplemented relating to such Securities.

         (b) Each Underwriter will indemnify and hold harmless each of the Company and the Guarantor against any losses, claims, damages or liabilities to which the Company or the Guarantor may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus as amended or supplemented and any other prospectus relating to the Securities, or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company or the Guarantor by such Underwriter through the Representatives expressly for use therein; and will reimburse the Company and the Guarantor for any legal or other expenses reasonably incurred by the Company or the Guarantor in connection with investigating or defending any such action or claim as such expenses are incurred.

         (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

         (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other from the offering of the Designated Securities to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and the Guarantor on the one hand and the Underwriters of the Designated Securities on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Guarantor on the one hand and such Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from such offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by such Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Guarantor on the one hand or such Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Guarantor and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the applicable Designated Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The obligations of the Underwriters of Designated Securities in this subsection (d) to contribute are several in proportion to their respective underwriting obligations with respect to such Securities and not joint.

         (e) The obligations of the Company and the Guarantor under this Section 8 shall be in addition to any liability which the Company or the Guarantor may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company, to each officer and director of the Guarantor and to each person, if any, who controls the Company or the Guarantor within the meaning of the Act.

         9. (a) If any Underwriter shall default in its obligation to purchase the Designated Securities which it has agreed to purchase under the Pricing Agreement relating to such Designated Securities, the Representatives may in their discretion arrange for themselves or another party or other parties to purchase such Designated Securities on the terms contained herein. If within thirty-six hours after such default by any Underwriter the Representatives do not arrange for the purchase of such Designated Securities, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to the Representatives to purchase such Designated Securities on such terms. In the event that, within the respective prescribed period, the Representatives notify the Company that they have so arranged for the purchase of such Designated Securities, or the Company notifies the Representatives that it has so arranged for the purchase of such Designated Securities, the Representatives or the Company shall have the right to postpone the Time of Delivery for such Designated Securities for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus as amended or supplemented, or in any other documents or arrangements, and the Company and the Guarantor agree to file promptly any amendments or supplements to the Registration Statement or the Prospectus which in the opinion of the Representatives may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to the Pricing Agreement with respect to such Designated Securities.

         (b) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of such Designated Securities which remains unpurchased does not exceed one-eleventh of the aggregate principal amount of the Designated Securities, then the Company shall have the right to require each non-defaulting Underwriter to purchase the principal amount of Designated Securities which such Underwriter agreed to purchase under the Pricing Agreement relating to such Designated Securities and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of Designated Securities which such Underwriter agreed to purchase under such Pricing Agreement) of the Designated Securities of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         (c) If, after giving effect to any arrangements for the purchase of the Designated Securities of a defaulting Underwriter or Underwriters by the Representatives and the Company as provided in subsection (a) above, the aggregate principal amount of Designated Securities which remains unpurchased exceeds one-eleventh of the aggregate principal amount of the Designated Securities, as referred to in subsection (b) above, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Designated Securities of a defaulting Underwriter or Underwriters, then the Pricing Agreement relating to such Designated Securities shall thereupon terminate, without liability on the part of any non-defaulting Underwriter, the Company or the Guarantor, except for the expenses to be borne by the Company and the Underwriters as provided in Section 6 hereof and the indemnity and contribution agreements in Section 8 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

         10. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Guarantor and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results hereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, the Guarantor, or any officer or director or controlling person of the Company or the Guarantor, and shall survive delivery of and payment for the Securities.

         11. If any Pricing Agreement shall be terminated pursuant to Section 9 hereof, the Company and the Guarantor shall not then be under any liability to any Underwriter with respect to the Designated Securities covered by such Pricing Agreements except as provided in Sections 6 and 8 hereof; but, if for any reason Designated Securities are not delivered by or on behalf of the Company or Telekom, as the case may be, as provided herein, the Company or Telekom, as the case may be, will reimburse the Underwriters through the Representatives for all out-of-pocket expenses approved in writing by the Representatives, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Designated Securities, but the Company and the Guarantor shall then be under no further liability to any Underwriter with respect to such Designated Securities except as provided in Sections 6 and 8 hereof.

         12. In all dealings hereunder, the Representatives of the Underwriters of Designated Securities shall act on behalf of each of such Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by such Representatives jointly or by such of the Representatives, if any, as may be designated for such purpose in the Pricing Agreement.

         All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to the address of the Representatives as set forth in the Pricing Agreement; and if to the Company or the Guarantor shall be delivered or sent [to both of them in case of the Guarantor] by mail, telex or facsimile transmission to the address of the Guarantor set forth in the Registration
Statement: Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section (8)c hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company or Telekom, as the case may be, by the Representatives upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

         13. This Agreement and each Pricing Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company, the Guarantor and, to the extent provided in Sections 8 and 10 hereof, the officers and directors of the Company and the Guarantor and each person who controls the Company or the Guarantor or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement or any such Pricing Agreement. No purchaser of any of the Securities from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

         14. Each of the Company and the Guarantor irrevocably (i) agrees that any legal suit, action or proceeding against the Company or the Guarantor brought by any Underwriter or by any person who controls any Underwriter arising out of or based upon this Agreement or the transactions contemplated hereby may be instituted in any New York Court, (ii) waives, to the fullest extent it may effectively do so, any objection which it may now or hereafter have to the laying of venue of any such proceeding and (iii) submits to the exclusive jurisdiction of such courts in any such suit, action or proceeding. [The Company and the Guarantor each irrevocably waives any immunity to jurisdiction to which it may otherwise be entitled or become entitled (including sovereign immunity, immunity to pre-judgment attachment, post-judgment attachment and execution) in any legal suit, action or proceeding against it arising out of or based on the Agreement or the transactions contemplated hereby which is instituted in any New York Court or in any competent court in __________. The Company and the Guarantor have each appointed Deutsche Telekom Inc., 280 Park Avenue, New York, New York 10017, as its authorized agent (the "Authorized Agent") upon whom process may be served in any such action arising out of or based on this Agreement or the transactions contemplated hereby which may be instituted in any New York Court by any Underwriter or by any person who controls any Underwriter, expressly consents to the jurisdiction of any such court in respect of any such action, and waives any other requirements of or objections to personal jurisdiction with respect thereto. Such appointment shall be irrevocable. Each of the Company and the Guarantor represents and warrants that the Authorized Agent has agreed to act as such agent for service of process and agrees to take any and all action, including the filing of any and all documents and instruments, that may be necessary to continue such appointment in full force and effect as aforesaid. Service of process upon the Authorized Agent and written notice of such service to the Company or the Guarantor shall be deemed, in every respect, effective service of process upon the Company or the Guarantor, as applicable.

         15. In respect of any judgment or order given or made for any amount due hereunder that is expressed and paid in a currency (the "judgment currency") other than United States dollars, the Company and the Guarantor will jointly and severally indemnify each Underwriter against any loss incurred by such Underwriter as a result of any variation as between (i) the rate of exchange at which the United States dollar amount is converted into the judgment currency for the purpose of such judgment or order and (ii) the rate of exchange at which an Underwriter is able to purchase United States dollars with the amount of judgment currency actually received by such Underwriter. The foregoing indemnity shall constitute a separate and independent obligation of the Company and the Guarantor and shall continue in full force and effect notwithstanding any such judgment or order as aforesaid. The term "rate of exchange" shall include any premiums and costs of exchange payable in connection with the purchase of or conversion into United States dollars.

         16. Time shall be of the essence of each Pricing Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

         17. This Agreement and each Pricing Agreement shall be governed by and construed in accordance with the laws of the State of New York.

         18. This Agreement and each Pricing Agreement may be executed by any one or more of the parties hereto and thereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

         If the foregoing is in accordance with your understanding, please sign and return to us _________ counterparts hereof.



                                   Very truly yours,

                                   Deutsche Telekom International Finance B.V.

                                   By:..........................................
                                          Name
                                          Title

                                   Deutsche Telekom AG

                                   By:..........................................
                                          Name
                                          Title


Accepted as of the date hereof:

Name(s) of Co-Representative(s)

By:.........................................

                                                                         ANNEX I
                            Form of Pricing Agreement

[Representatives]

                                                                          [Date]

Ladies and Gentlemen:

         [Deutsche Telekom International Finance B.V., a private company with limited liability incorporated under the laws of The Netherlands (the "Company"), [Deutsche Telekom AG, a stock corporation organized under the laws of the Federal Republic of Germany ("Telekom" or "Guarantor")] proposes, subject to the terms and conditions stated herein and in the Underwriting Agreement dated _______ (the "Underwriting Agreement"), between [the Company and] [Deutsche Telekom International Finance B.V., a private company with limited liability incorporated under the laws of The Netherlands (the "Company")] [Deutsche Telekom AG (the "Guarantor")] [the "Guarantor"] on the one hand and [names of Co-Representative(s)] on the other hand, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") the Securities specified in Schedule II hereto (the "Designated Securities"). Each of the provisions of the Underwriting Agreement is incorporated herein by reference in its entirety, and shall be deemed to be a part of this Agreement to the same extent as if such provisions had been set forth in full herein; and each of the representations and warranties set forth therein shall be deemed to have been made at and as of the date of this Pricing Agreement, except that each representation and warranty which refers to the Prospectus in Section 2 of the Underwriting Agreement shall be deemed to be a representation or warranty as of the date of the Underwriting Agreement in relation to the Prospectus (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospecuts (as therein defined), and also a representation and warranty as of the date of this Pricing Agreement in relation to the Prospectus as amended or supplemented relating to the Designated Securities which are the subject of this Pricing Agreement. Each reference to the Representatives herein and in the provisions of the Underwriting Agreement so incorporated by reference shall be deemed to refer to you. Unless otherwise defined herein, terms defined in the Underwriting Agreement are used herein and therein defined. The Representatives designated to act on behalf of the Representatives and on behalf of each of the Underwriters of the Designated Securities pursuant to Section 12 of the Underwriting Agreement and the address of the Representatives referred to in such Section 12 are set forth at the end of Schedule II hereto.

         An amendment to the Registration Statement, or a supplement to the Prospectus, as the case may be, relating to the Designated Securities, in the form heretofore delivered to you is now proposed to be filed with the Commission.

         Subject to the terms and conditions set forth herein and in the Underwriting Agreement incorporated herein by reference, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the time and place and at the purchase price to the Underwriters set forth in Schedule II hereto, the principal amount of Designated Securities set forth opposite the name of such Underwriter in Schedule I hereto.

         If the foregoing is in accordance with your understanding, please sign and return to us _____ counterparts hereof, and upon acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof, including the provisions of the Underwriting Agreement incorporated herein by reference, shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is or will be pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on the part of the Representatives as to the authority of the signers thereof.



                                   Very truly yours,

                                   Deutsche Telekom International Finance B.V.

                                   By:..........................................
                                          Name
                                          Title

                                   Deutsche Telekom AG

                                   By:..........................................
                                          Name
                                          Title


Accepted as of the date hereof:

Name(s) of Co-Representative(s)

By:.........................................

                                   SCHEDULE I

                                                             Principal Amount
                                                               of Designated
                                                             Securities to be
                                   Underwriter                   Purchased
                                   -----------              --------------------
Name(s) of Co-Representative(s).......................      $




                                                            --------------------
Total ................................................      $
                                                            ====================

                                                  SCHEDULE II

Title of Designated Securities:

       [ %] [Floating Rate] [Zero Coupon] [Notes]
       [Debentures] due

Aggregate principal amount:

       [$] [other currency]

Price to Public:

       % of the principal amount of the Designated Securities, plus accrued
       interest[, if any,] from     to    [and accrued amortization[, if any,]
       from      to             ]

Purchase Price by Underwriters:

       % of the principal amount of the Designated Securities, plus accrued
       interest from       to              [and accrued amortization[, if any,]
       from       to             ]

Underwriters' Expenses:



Form of Designated Securities:

       [Definitive form, to be made available for checking and packaging at least twenty-four hours prior to the Time of Delivery at the office of [The Depository Trust Company or its designated custodian] [the Representatives]]

       [Book-entry only form represented by one or more global securities deposited with The Depository Trust Company ("DTC") or its designated custodian, to be made available for checking by the Representatives at least twenty-four hours prior to the Time of Delivery at the office of DTC.]

Specified funds for payment of purchase price:

       Federal (same-day) funds

Time of Delivery:

                a.m. (New York City time),        ,20

Listing:

       [Name(s) of Stock Exchange(s)]

Indenture:

       Indenture dated      , 20   , between the Company and        , as Trustee

Maturity:

Interest Rate:

       [  %] [Zero Coupon] [See Floating Rate Provisions]

Interest Payment Dates:

       [months and dates, commencing        , 20   ]

Additional Amounts:

       [Whether not payable.]

Further Issues:

       [Whether being contemplated]

Redemption Provisions:

       [No provisions for redemption]

       [The Designated Securities may be redeemed, otherwise than through the sinking fund, in whole or in part at the option of the Company, in the amount of [$ ] or an integral multiple thereof,

       [on or after      , at the following redemption prices (expressed in
       percentages of principal amount). If [redeemed on or before      ,     %,
       and if] redeemed during the 12-month period beginning

                                                 Redemption
                            Year                   Price
                            ----                   -----


       and thereafter at 100% of their principal amount, together in each case with accrued interest to the redemption date.]

       [on any interest payment date falling on or after      ,      , at the
       election of the Company, at a redemption price equal to the principal amount thereof, plus accrued interest to the date of redemption.]]

       [Whether in the event of optional redemption Adjusted Treasury Yield would be different from that determined in the Indenture].

       [Other possible redemption provisions, such as mandatory redemption upon occurrence of certain events or redemption for changes in tax law]

[Restriction on refunding]

       Sinking Fund Provisions:

       [No sinking fund provisions]

       [The Designated Securities are entitled to the benefit of a sinking fund
       to retire [$    ] principal amount of Designated Securities on     in
       each of the years     through     at 100% of their principal amount plus
       accrued interest[, together with [cumulative] [noncumulative] redemptions
       at the option of the Company to retire an additional [$     ] principal
       amount of Designated Securities in the years      through      at 100%
       of their principal amount plus accrued interest.]

          [If Designated Securities are extendable debt securities, insert - -

Extendable provisions:

       Designated Securities are repayable on , [insert date and years], at the option of the holder, at their principal amount with accrued
       interest. The initial annual interest rate will be     %, and thereafter
       the annual interest rate will be adjusted on    ,    and    to a rate not
       less than     % of the effective annual interest rate on U.S. Treasury
       obligations with -year maturities as of the [insert date 15 days prior to maturity date] prior to such [insert maturity date].]

Terms of the Guarantee:

          [If Designated Securities are floating rate debt securities insert - -

Floating rate provisions:

       Initial annual interest rate will be    % through    [and thereafter will
       be adjusted [monthly] [on each    ,    ,      and    ] [to an annual rate
        of    %above the average rate for    -year [month] [securities]
       [certificates of deposit] issued by    and    [insert names of banks].]
       [and the annual interest rate [thereafter] [from     through      ] will
       be the interest yield equivalent of the weekly average per annum market
       discount rate for     -month Treasury bills plus      % of Interest
       Differential (the excess, if any, of (i) the then current weekly average
       per annum secondary market yield for     -month certificates of deposit
       over (ii) the then current interest yield equivalent of the weekly
       average per annum market discount rate for     -month Treasury bills);
       [from     and thereafter the rate will be the then current interest yield
       equivalent plus      % of Interest Differential].]

Defeasance provisions:

Closing location for delivery of Designated Securities:

Additional Closing Conditions:

       Paragraph 7(h) of the Underwriting Agreement should be modified in the event that the Securities are denominated in, indexed to, or principal or interest are paid in, a currency other than the U.S. dollar, more than one currency or in a composite currency. The country or countries issuing such currency should be added to the banking moratorium and hostilities clauses and the following additional clause should be added to the paragraph (the entire paragraph should be restated, as amended):

       "; ( ) the imposition of the proposal of exchange controls by any governmental authority in [insert the country or countries issuing such currency, currencies or composite currency]".

Names and addresses of Representatives:

       Designated Representatives:

       Address for Notices, etc.:

[Other Terms]:

                                    ANNEX II

         Pursuant to Section 7(f) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

                                    [To Come]